SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                             January 14, 2000
_____________________________________________________________________________
                    (Date of earliest event reported)


                        Staten Island Bancorp, Inc.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)


     Delaware                         1-13503                    13-3958850
_____________________________________________________________________________
(State or other jurisdiction  (Commission File Number)    (IRS Employer
of incorporation)                                         Identification No.)



15 Beach Street, Staten Island, New York                            10304
_____________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                               (718) 447-7900
_____________________________________________________________________________
           (Registrant's telephone number, including area code)


                               Not Applicable
_____________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)





Item 5. OTHER EVENTS
        ------------

    Effective after the close of business on January 14, 2000, Staten Island Bancorp, Inc. ("SIB"), the parent holding company for Staten Island Savings Bank (the "Bank"), completed its acquisition of First State Bancorp ("FSB") pursuant to the Agreement and Plan of Reorganization, dated as of August 18, 1999 (the "Agreement"), among the Company, the Bank, FSB and First State Bank ("First State"). Pursuant to the terms of the Agreement, FSB merged with an interim subsidiary created by SIB, and thereafter FSB merged with and into SIB with SIB as the surviving corporation. In addition, First State converted its charter to a New Jersey chartered savings and loan association then merged with and into the Bank with the Bank as the surviving bank (the "Bank Merger"). After the Bank Merger, First State is being operated as a separate division of the Bank. Pursuant to the terms of the Agreement, each share of common stock of FSB converted into the right to receive $174.93 in cash, or $84.0 million in the aggregate.

    The press release issued by SIB with respect to the consummation of the transactions described herein is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety. The above summary of the transactions consummated on January 14, 2000 does not purport to be complete and is subject to and qualified in its entirety by reference to the Agreement.



Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        ------------------------------------------------------------------

    (a) Not applicable.

    (b) Not applicable.

    (c) The following exhibits are included with this Report:

        Exhibit 2.1 Agreement and Plan of Reorganization, dated August 18, 1999, among SIB, the Bank, FSB and First State(1)

        Exhibit 99.1         Press Release, dated January 14, 2000

____________________________

(1) Incorporated by reference from SIB's current Report on Form 8-K filed on August 19, 1999, as amended on August 30, 1999.









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                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         STATEN ISLAND BANCORP, INC.


                             /s/ Harry P. Doherty
                         By:_________________________________
                            Name:   Harry P. Doherty
                            Title:  Chairman and
                                    Chief Executive Officer

Date: January 28, 2000




















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